PROSPECTUS
SEPTEMBER 1, 2004

SPECIAL MONEY MARKET FUND, INC.

FUND TYPE
MONEY MARKET

OBJECTIVE
HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL AND
LIQUIDITY

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

[GRAPHIC]

SIGN UP TO RECEIVE REPORTS ON-LINE.
GO TO www.icsdelivery.com/prudential/funds.
FOR MORE DETAILS, SEE BACK COVER.

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TABLE OF CONTENTS

 1     RISK/RETURN SUMMARY
 1     Investment Objective and Principal Strategies
 1     Principal Risks
 2     Evaluating Performance
 3     Fees and Expenses

 5     HOW THE FUND INVESTS
 5     Investment Objective and Policies
 6     Other Investments and Strategies
 8     Investment Risks

10     HOW THE FUND IS MANAGED
10     Board of Directors
10     Manager
10     Investment Adviser
11     Distributor

12     FUND DISTRIBUTIONS AND TAX ISSUES
12     Distributions
12     Tax Issues

14     HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
14     How to Buy Shares
17     How to Sell Your Shares
19     How to Exchange Your Shares
20     Telephone Redemptions or Exchanges
21     Expedited Redemption Privilege

22     FINANCIAL HIGHLIGHTS
22     Class A Shares
23     Class B Shares
24     Class C Shares
25     Class B/C Shares
26     Class Z Shares

       FOR MORE INFORMATION (Back Cover)

RISK/RETURN SUMMARY

This section highlights key information about the SPECIAL MONEY MARKET FUND, INC. -- MONEY MARKET SERIES, which we refer to as "the Fund." Additional information follows this summary. The Board of the Fund has approved and recommended to shareholders the acquisition of the Fund's assets, subject to its liabilities, by MoneyMart Assets, Inc., another money market fund in the Prudential family of funds. If approved by vote of shareholders of the Fund and completed, the acquisition will result in shareholders of the Fund becoming shareholders of MoneyMart and the Fund will be liquidated. A proxy statement seeking approval of this important transaction is expected to be sent to shareholders of the Fund in the near future.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL AND LIQUIDITY. To achieve this objective, we invest the Fund's assets principally in commercial paper, asset-backed securities, funding agreements, bank notes, bills, notes, puts and obligations issued by foreign banks, foreign companies or foreign governments. The Fund generally invests in instruments with remaining maturities of thirteen months or less and which are denominated in U.S. dollars. The Fund may invest in longer-term securities that are accompanied by demand features which will shorten the effective maturity of the securities to thirteen months or less. While we make every effort to achieve our objective and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Fund's net asset value has never deviated from $1 per share.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests in debt obligations, there is the risk that the value of a particular obligation could go down. Debt obligations are generally subject to CREDIT RISK -- the risk that the issuer of a particular security may be unable to make principal and interest payments when they are due, and MARKET RISK -- the risk that the securities could lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back their debt. With respect to the Fund's investments in certain asset-backed securities, there is a risk of prepayment, which means that if the underlying obligations are paid before they are due, the security may discontinue paying an attractive rate of income.

The Fund's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to regulatory requirements comparable to those applicable to U.S. banks and companies. In addition, political developments and changes in currency rates may adversely affect the value of foreign securities. In all cases, however, we invest only in U.S. dollar-denominated securities.

[SIDENOTE]

MONEY MARKET FUNDS

MONEY MARKET FUNDS -- WHICH HOLD HIGH-QUALITY SHORT-TERM DEBT OBLIGATIONS -- PROVIDE INVESTORS WITH A LOWER RISK, HIGHLY LIQUID INVESTMENT OPTION. THESE FUNDS ATTEMPT TO MAINTAIN A NET ASSET VALUE OF $1 PER SHARE, ALTHOUGH THERE CAN BE NO GUARANTEE THAT THEY WILL ALWAYS BE ABLE TO DO SO.

There is also a risk that we will sell a security for a price that is higher or lower than the value attributed to the security through the amortized cost valuation procedures we follow. Such an event could affect our ability to maintain a net asset value of $1 per share.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of an investment at $1 per share, it is possible to lose money by investing in the Fund. For more detailed information about the risks associated with the Fund, see "How the Fund Invests -- Investment Risks."

EVALUATING PERFORMANCE

A number of factors -- including risk -- affect how the Fund performs. The following bar chart shows the Fund's performance for the last 10 years. The tables below compare the Fund's average annual returns and yield with those of a group of similar funds. The bar chart and tables below demonstrate the risk of investing in the Fund by showing how returns can change from year to year. Past performance, before and after taxes, is not necessarily an indication that the Fund will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.

[CHART]

ANNUAL RETURNS(1) (CLASS B/C SHARES) (as of 12/31/03)

1994       3.80%
1995       5.57%
1996       4.94%
1997       5.09%
1998       5.07%
1999       4.74%
2000       5.90%
2001       3.91%
2002       1.26%
2003       0.43%

BEST QUARTER: 1.57% (4th quarter of 2000)
WORST QUARTER: .07% (3rd quarter of 2003)

(1) The Fund's returns are after deduction of expenses. The total return of Class B/C shares from 1-1-04 to 6-30-04 was .16%.

AVERAGE ANNUAL RETURNS(1) (as of 12/31/03)


                                      ONE YEAR   FIVE YEARS  TEN YEARS         SINCE INCEPTION
Class A Shares                             .30%     N/A        N/A          1.60% (since 1-26-01)
Class B Shares                            0.44      N/A        N/A          0.61  (since 9-9-02)
Class C Shares                            0.44      N/A        N/A          0.61  (since 9-9-02)
Class B/C Shares                          0.43     3.23       4.06          4.33  (since 1-22-90)
Class Z Shares                            0.43      N/A        N/A          0.96  (since 1-26-01)
Lipper Average(2)                          .35     2.62       3.81           N/A
7-DAY YIELD(1) (as of 12/30/03)
Class B/C Shares                                   0.32%
iMoneyNet, Inc. Taxable Prime Retail Average(3)    0.74%

(1)  The Fund's returns and yield are after deduction of expenses.

(2) The Lipper Average is based upon the average return of all mutual funds in the Lipper U.S. Taxable Money Market Funds category. The returns would be lower if they included the effect of sales charges and taxes. Source:
     Lipper Inc.

(3) iMoneyNet, Inc. reports a seven-day current yield on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. Taxable Prime Retail Average category as of December 30, 2003.

FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy shares of the Fund.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   CLASS A    CLASS B    CLASS C   CLASS B/C   CLASS Z
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)     None       None       None       None       None
Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or sale proceeds)                             (1)        (1)        (1)        (1)      None
Maximum sales charge (load) imposed on
  reinvested dividends and other distributions      None       None       None       None       None
Redemption fee                                      None       None       None       None       None
Exchange fee                                        None       None       None       None       None

(1) Shares of the Fund are sold without any sales charge. Shareholders who exchange into the Fund, however, may be subject to a Contingent Deferred Sales Charge (CDSC) imposed by the original fund upon their redemption of Fund shares depending on the date of purchase of shares of the original fund and the class of shares purchased. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Sell Your Shares." The CDSC is based on the period that shares of the original fund were held, calculated without regard to the period during which shares of the Fund are held. Investors should refer to the prospectus of the original fund for a description of the applicable CDSC.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                   CLASS A    CLASS B    CLASS C   CLASS B/C   CLASS Z
Management fees                                      .50%       .50%       .50%       .50%       .50%
+ Distribution and service (12b-1) fees             .125%      None       None       None       None
+ Other expenses                                     .35%       .35%       .35%       .35%       .35%
= TOTAL ANNUAL FUND OPERATING EXPENSES              .975%       .85%       .85%       .85%       .85%

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EXAMPLE(1)

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                             ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
Class A shares(1)                              $  99       $ 311         $ 539       $ 1,196
Class B shares(1)                                587         571           571         1,049
Class C shares(1)                                587         571           571         1,049
Class B/C shares(1)                              587         571           571         1,049
Class Z shares                                    87         271           471         1,049

Class A, Class B, Class C, Class B/C and Class Z shareholders would pay the following expenses on the same investment if they did not sell their shares:

                                             ONE YEAR   THREE YEARS   FIVE YEARS    TEN YEARS
Class A shares                                 $  99       $ 311         $ 539       $ 1,196
Class B shares                                    87         271           471         1,049
Class C shares                                    87         271           471         1,049
Class B/C shares                                  87         271           471         1,049
Class Z                                           87         271           471         1,049

(1) Shareholders who exchange Class A (in some cases), Class B or Class C shares of another fund into shares of the Fund are generally subject to a CDSC imposed by the original fund upon their redemption of Fund shares depending on the date of purchase of shares of the original fund. The example takes into account the CDSC generally applicable to Class B shares of an original fund. The example assumes a CDSC of 5%, although if you have held shares of the original fund for more than one year, the CDSC will be lower. Investors should refer to the prospectus of the original fund for further details about the applicable CDSC. For further information, see "How to Buy, Sell and Exchange Shares of the Fund -- How to Sell Your Shares."

HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL AND LIQUIDITY. While we make every effort to achieve our objective, we can't guarantee success.

The Fund invests in high-quality money market instruments to try to provide investors with current income while maintaining a stable net asset value of $1 per share. We manage the Fund to comply with specific rules designed for money market mutual funds. This means that we manage the Fund's portfolio to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the 1940 Act). As such, we will not acquire any security with an effective remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security: (1) rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or, if only one NRSRO has rated the security, so rated by that NRSRO; (2) rated in one of the three highest long-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; or (3) if unrated, of comparable quality as determined by the Fund's investment adviser. All securities that we purchase will be denominated in U.S. dollars but may be issued by a foreign issuer. There is no limitation as to the amount of assets we can invest in the securities of foreign issuers.

COMMERCIAL PAPER is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An ASSET-BACKED SECURITY is a loan or note that pays interest based upon the cash flow of a pool of underlying assets, such as mortgages, loans and credit card receivables. CERTIFICATES OF DEPOSIT, TIME DEPOSITS, BANKERS' ACCEPTANCES and BANK NOTES are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid as promised. FUNDING AGREEMENTS are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and provide an adjustable rate of interest.

DEBT OBLIGATIONS in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the

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commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include DEMAND FEATURES, which allow us to demand repayment of a debt obligation before the obligation would otherwise be due. This means that we can purchase longer-term securities because we can demand repayment of the obligation at an agreed-upon price within a relatively short period of time. This procedure follows the rules applicable to money market funds.

Any of the money market instruments that the Fund may purchase may be accompanied by the right to resell the instrument prior to the instrument's maturity. In addition, we may separately purchase rights to resell these instruments. These rights are referred to as "PUTS" and are acquired by the Fund to protect against a possible decline in the market value of the securities to which the puts relate in the event of interest rate fluctuations, to shorten the effective maturity of the security and to provide the Fund with liquidity to meet shareholder redemption requests.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market funds.

For more information about this Fund and its investments, see "How the Fund Invests -- Investment Risks" and the Statement of Additional Information (SAI), "Description of the Fund, its Investments and Risks." The SAI contains additional information about the Fund. To obtain a copy, see the back cover of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

While the Fund invests principally in the securities described above, it may invest in other securities or use certain investment strategies to increase returns or protect its assets, if market conditions warrant.

The Fund intends to participate in one or more JOINT TRADING ACCOUNTS whereby the Fund, along with other investment companies managed by Prudential Investments LLC (PI), will jointly engage in repurchase agreements. Joint investment can allow the Fund to achieve better investment performance because of reduced transaction costs and greater investment leverage.

The Fund may invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.

Treasury debt obligations are sometimes "stripped" into their component parts: the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds. The Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

The Fund may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like obligations of the Government National Mortgage Association (GNMA or Ginnie Mae). Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or Fannie Mae) and the Student Loan Marketing Association (SLMA or Sallie Mae), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

The Fund may invest up to 10% of its total assets in shares of OTHER INVESTMENT COMPANIES. Such investments can result in the duplication of management and advisory fees.

The Fund may also use REPURCHASE AGREEMENTS, pursuant to which a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. These transactions constitute short-term cash loans by the Fund to the seller of the security. This creates a fixed return for the Fund.

The Fund may use REVERSE REPURCHASE AGREEMENTS, pursuant to which we borrow money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time. The Fund's use of reverse repurchase agreements is limited to 15% of the value of its total assets.

The Fund may purchase money market obligations on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.

The Fund may purchase FLOATING RATE and VARIABLE RATE securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, generally they may be beneficial when interest rates are rising because of the additional return the Fund will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Fund.

The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets and may pledge up to 20% of its total assets to secure such borrowings); LENDS ITS SECURITIES to others (the Fund may lend up to 10% of its total assets); and holds ILLIQUID SECURITIES (the Fund may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market, privately placed commercial paper and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI, "Investment Restrictions."

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the principal strategies and certain other investments of the Fund. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE

% OF FUND'S TOTAL ASSETS     RISKS                             POTENTIAL REWARDS
HIGH-QUALITY MONEY MARKET    - Credit risk -- the risk that    - A source of regular interest
OBLIGATIONS                    default of an issuer would        income
Up to 100%                     leave the Fund with unpaid
                               interest or principal           - May be more secure than
                                                                 stock and other equity
                             - Market risk -- the risk that      securities since companies
                               bonds and other debt              must pay their debts before
                               instruments may lose value        they pay dividends
                               because interest rates change
                               or there is a lack of
                               confidence in a group of
                               borrowers or in an industry

MONEY MARKET OBLIGATIONS     - Foreign markets, economies      - Investors may realize higher
OF FOREIGN ISSUERS             and political systems may not     returns based upon higher
(U.S. DOLLAR-DENOMINATED)      be as stable as those in the      interest rates paid on foreign
Up to 100%                     U.S.                              investments

                             - Differences in foreign laws,    - Increased diversification by
                               accounting standards, public      expanding the allowable
                               information and custody and       choices of high-quality debt
                               settlement practices              securities

ILLIQUID SECURITIES          - May be difficult to value       - May offer a more attractive
Up to 10% of net assets        precisely                         yield or potential for growth
                                                                 than more widely traded
                             - May be difficult to sell at       securities
                               the time or price desired

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Fund's Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102

Under a management agreement with the Fund, PI manages the Fund's investment operations, administers its business affairs and is responsible for supervising the Fund's investment adviser. For the fiscal year ended June 30, 2004, the Fund paid PI management fees of .50% of the Fund's average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2004, PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $108 billion.

INVESTMENT ADVISER

Prudential Investment Management, Inc. (PIM) is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services. For the fiscal year ended June 30, 2004, PI paid PIM subadvisory fees of .25% of the Fund's average daily net assets.

The PIM Fixed Income Group is organized into teams specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds and mortgages, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.

The Money Markets Team, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Fund. The Money Markets Team develops and coordinates the Fund's investment strategy. "Top-down" investment decisions such as maturity, yield curve, and sector positioning are made consistent with a PIM Fixed Income-wide Strategic Outlook (the "Strategic Outlook"), while "bottom-up" security selection is done by the Money Markets Sector Team. The Strategic Outlook is developed quarterly by a team led by the Chief Investment Officer and the Heads of each of the Sector Teams. The Strategic Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.
DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has a Distribution and Service Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act with respect to Class A shares. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A shares and provides certain shareholder support services. The Fund pays distribution and other fees from the assets of Class A shares to PIMS as compensation for its services. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" table. Because these fees are paid from the assets of the Fund's Class A shares on a continuous basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. PIMS does not receive compensation from the Fund for distributing the Fund's Class B shares, Class C shares, Class B/C shares or Class Z shares.

FUND DISTRIBUTIONS AND TAX ISSUES

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS and any realized net CAPITAL GAINS to shareholders. These distributions are subject to income taxes unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes DIVIDENDS of any net investment income to shareholders every month. The dividends you receive from the Fund will be taxed as ORDINARY INCOME, whether or not they are reinvested in the Fund.

Although the Fund is not likely to realize capital gains because of the types of securities we purchase, any realized net CAPITAL GAINS will be paid to shareholders (typically once a year). Capital gains are generated when the Fund sells its assets for a profit. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the holder has a holding period greater than one year.

For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund. If you ask us to pay the distributions in cash, we will wire the distribution to your bank account instead of purchasing more shares of the Fund. Either way, the distributions are subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "How to Buy, Sell and Exchange Shares of the Fund -- How to Buy Shares" at Step 4: Additional Shareholder Services.

TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in October, November or

December of a calendar year and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and if you fail to do so, or if you are otherwise subject to back-up withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You'll Pay; and Step 4: Additional Shareholder Services. Each of these steps is described below.

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS or Transfer Agent) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS

The Fund offers Class A, Class B, Class C, Class B/C and Class Z shares. Except as noted below, the minimum initial investment for Class A, Class B, Class C and Class B/C shares is $1,000 and the minimum subsequent investment is $100. There is no minimum initial or subsequent investment requirement for Class Z shares. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

Class B, Class C and Class B/C shares of the Fund may be purchased only:

   - through the exchange of Class B and Class C shares of other mutual funds distributed by PIMS without the imposition of a CDSC at the time of the exchange;

   - through the exchange of certain other money market funds distributed by PIMS that were acquired by an investor prior to January 22, 1990 in exchange for shares of a mutual fund subject to a CDSC (minimum initial investment of $1,000 with no minimum subsequent investment);

   - directly by investors (minimum initial investment of $1,000,000 with no minimum subsequent investment); or

   - by certain retirement and employee savings plans with the proceeds from the sale of shares of The Target Portfolio Trust (no minimum initial or subsequent investment).

Class Z shares of the Fund may be purchased by investors through the exchange of Class Z shares of other mutual funds distributed by PIMS. Class Z shares may also be purchased by qualified state tuition programs (529 plans).

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by the Fund's Manager or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Fund's Manager or an affiliate relating to:

   - Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

   - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients both Class A shares and Class Z shares in the Fund in connection with different pricing options for their programs. Investors should carefully consider any separate transaction and other fees charged by these programs in connection with investing in each available shares class before selecting a share class.

PAYMENTS TO THIRD PARTIES FOR ACCOUNT MAINTENANCE. The Distributor or one of its affiliates may make ongoing payments from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

When you invest in a mutual fund, you buy shares of the fund. Shares of a money market mutual fund, like the Fund, are priced differently than shares of common stock and other securities.

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Fund values its securities using the amortized cost method. The Fund seeks to maintain a NAV of $1 at all times. Your broker may charge you a separate or additional fee for purchases of shares.

We determine the NAV of our shares once each business day at 4:00 p.m. New York time, on days that the New York Stock Exchange (NYSE) is open for trading. Your purchase order or redemption request must be received by PMFS by the close of regular trading on the NYSE, usually 4:00 p.m. New York time, in order to receive the NAV for that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase or sell is received after the close of regular trading on the NYSE. The NYSE is closed on most national holidays and Good Friday. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out -- or distributes -- its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV. If you want your distributions paid in cash, you can indicate this preference on your application or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at
(800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check, by wire or by electronic deposit to your bank account) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund -- also known as redeeming shares -- the price you will receive will generally be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If you acquired Class A (in some cases), Class B, Class C or Class B/C shares of the Fund through the exchange of shares of another mutual fund distributed by PIMS, however, the proceeds from the sale of your shares of the Fund will be reduced by the amount of any applicable CDSC imposed by the other mutual fund. For more information, see "Contingent Deferred Sales Charge (CDSC)" below. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m.
New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. If your broker does not hold your shares, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay payment of your proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. To the extent permitted by the Securities and Exchange Commission (Commission), this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and if you hold your shares directly with PMFS, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer, savings institution or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."

In addition, we may withhold wiring redemption proceeds if the Fund's investment adviser determines that the Fund could be adversely affected by making immediate payment, and we may take up to seven days to wire redemption proceeds.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

Class Z shares of the Fund may be sold without any sales charge. If you own Class A (in some cases), Class B, Class C or Class B/C shares and you exchanged into the Fund from another mutual fund distributed by PIMS, however, you will be subject to any applicable CDSC imposed by the original fund when you sell your shares of the Fund. The amount of the CDSC imposed on your sale of shares of the Fund will depend on the date you purchased the shares of the original fund, without regard to the time the Class A, Class B, Class C or Class B/C shares were held in the Fund. You should read the prospectus of the original fund for a description of the applicable CDSC.

REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC, if applicable) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in the same family of funds distributed by PIMS as long as you satisfy the minimum investment requirements of such other mutual funds. For example, you can exchange Class A shares of the Fund for Class A shares of another mutual fund, but you can't exchange Class A shares of the Fund for Class B, Class C or Class Z shares of another mutual fund.

When you exchange Class A shares of the Fund for Class A shares of any other mutual fund, you will be subject to any sales charge that may be imposed by such other mutual fund. The sales charge is imposed at the time of your exchange.

If you qualify to purchase Class Z shares, any Class A shares that you own will be automatically exchanged for Class Z shares on a quarterly basis. Eligibility for this special exchange privilege is determined on the business day prior to the date of the exchange.

If you participate in any fee-based program where the Fund is an available investment option, your Class A shares, if any, will be automatically exchanged for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, all of your Class Z shares, including shares purchased while you were in the program, will be automatically exchanged for Class A shares.

You can exchange Class B and Class C shares of another mutual fund distributed by PIMS for Class B, Class C or Class B/C shares of the Fund without imposition of a CDSC. If you sell your Class B, Class C or Class B/C shares of the Fund or re-exchange them for Class B or Class C shares of the original fund or another mutual fund within the same family of funds, your shares will be subject to any applicable CDSC upon the sale or any redemption after the re-exchange without regard to the time your shares were held in the Fund. You can only exchange Class B, Class C or Class B/C shares of the Fund into Class B or Class C shares of another mutual fund if you meet the minimum investment requirements of such other mutual fund. Class B, Class C or Class B/C shares of the Fund may not be exchanged for Class A or Class Z shares of any other mutual fund.

If you hold shares through a broker, you must exchange your shares through your broker. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled accounts. The decision may be based upon dollar amount, volume and frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. There can be no assurance that the Fund's procedures will be effective in identifying the practice of market timing in all cases.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. Certain restrictions apply, please see the section titled "Restrictions on Sales" above for additional information. You may exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. The Fund must receive requests for expedited redemption prior to 4:00 p.m. New York time, to receive a redemption amount based on the day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

The financial highlights below are intended to help you evaluate the Fund's financial performance for the past 5 fiscal years or, if less than five fiscal years, for the period since inception of a share class. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period, reinvestment of all dividends and other distributions and sale at the end of the period.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent auditors, is available upon request, at no charge, as described on the back cover of this prospectus.

CLASS A SHARES

For the fiscal year ended June 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the periods presented through June 30, 2003 were audited by other auditors whose reports were unqualified.

CLASS A SHARES (fiscal years ended 6-30)

                                                                                              JANUARY 26, 2001(2)
                                                                                                          THROUGH
                                                        2004           2003           2002          JUNE 30, 2001
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $     1.00     $     1.00     $     1.00             $     1.00
Net investment income and net realized gains            .002           .007           .019                   .018
Dividends and distributions to shareholders            (.002)         (.007)         (.019)                 (.018)
Net asset value, end of period                    $     1.00     $     1.00     $     1.00             $     1.00
Total return(1)                                          .20%           .71%          1.98%                  1.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                   $    4,952     $    2,574     $    2,164             $    1,681
Average net assets (000)                          $    3,735     $    2,474     $    2,082             $      276
RATIOS TO AVERAGE NET ASSETS:(3)
Expenses, including distribution and service
  (12b-1) fees                                           .98%           .91%           .87%                   .83%
Expenses, excluding distribution and service
  (12b-1) fees                                           .85%           .78%           .74%                   .70%
Net investment income                                    .21%           .66%          1.87%                  4.23%


(1) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for a period of less than a full year is not annualized.

(2)  Commencement of offering of Class A shares.
(3)  Annualized.

CLASS B SHARES

For the fiscal year ended June 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the period presented through June 30, 2003 were audited by other auditors whose report was unqualified.

CLASS B SHARES (fiscal years ended 6-30)

                                                                              SEPTEMBER 9, 2002(2)
                                                                                           THROUGH
                                                                       2004          JUNE 30, 2003
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $     1.00             $     1.00
Net investment income and net realized gains                           .003                   .006
Dividends and distributions to shareholders                           (.003)                 (.006)
Net asset value, end of period                                   $     1.00             $     1.00
Total return(1)                                                         .33%                   .64%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                  $    4,725             $    6,008
Average net assets (000)                                         $    4,997             $    4,394
RATIOS TO AVERAGE NET ASSETS:(3)
Expenses, including distribution and service (12b-1) fees               .85%                   .78%
Expenses, excluding distribution and service (12b-1) fees               .85%                   .78%
Net investment income                                                   .33%                   .65%


(1) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total return for a period of less than a full year is not annualized.

(2)  Commencement of offering of Class B Shares.
(3)  Annualized.

CLASS C SHARES

For the fiscal year ended June 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the period presented through June 30, 2003 were audited by other auditors whose report was unqualified.

CLASS C SHARES (fiscal years ended 6-30)

                                                                              SEPTEMBER 9, 2002(2)
                                                                                           THROUGH
                                                                       2004          JUNE 30, 2003
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $     1.00             $     1.00
Net investment income and net realized gains                           .003                   .006
Dividends and distributions to shareholders                           (.003)                 (.006)
Net asset value, end of period                                   $     1.00             $     1.00
Total return(1)                                                         .33%                   .64%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                  $    7,804             $    2,183
Average net assets (000)                                         $    2,781             $    1,811
RATIOS TO AVERAGE NET ASSETS:(3)
Expenses, including distribution and service (12b-1) fees               .85%                   .78%
Expenses, excluding distribution and service (12b-1) fees               .85%                   .78%
Net investment income                                                   .38%                   .67%


(1) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total return for a period of less than a full year is not annualized.

(2)  Commencement of offering of Class C Shares.
(3)  Annualized.

CLASS B/C SHARES

For the fiscal year ended June 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the periods presented through June 30, 2003 were audited by other auditors whose reports were unqualified.

CLASS B/C SHARES (fiscal years ended 6-30)

                                                       2004          2003          2002          2001          2000
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
Net investment income and net realized gains           .003          .008          0.20          .054          .052
Dividends and distributions to shareholders           (.003)        (.008)        (0.20)        (.054)        (.052)
Net asset value, end of year                      $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
Total return(1)                                         .33%          .84%         2.11%         5.63%         5.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                     $ 129,438     $ 193,130     $ 223,296     $ 263,196     $ 229,247
Average net assets (000)                          $ 156,177     $ 236,506     $ 246,999     $ 252,744     $ 308,237
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and service
  (12b-1) fees                                          .85%          .78%          .74%          .70%          .68%
Expenses, excluding distribution and service
  (12b-1) fees                                          .85%          .78%          .74%          .70%          .68%
Net investment income                                   .33%          .84%         2.11%         5.36%         5.17%

(1) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

CLASS Z SHARES

For the fiscal year ended June 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the periods presented through June 30, 2003 were audited by other auditors whose reports were unqualified.

CLASS Z SHARES (fiscal years ended 6-30)

                                                                                                  JANUARY 26, 2001(2)
                                                                                                              THROUGH
                                                                  2004         2003         2002        JUNE 30, 2001
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $     1.00   $     1.00   $     1.00           $     1.00
Net investment income and net realized gains                      .003         .008         .014                 .001
Dividends and distributions to shareholders                      (.003)       (.008)       (.014)               (.001)
Net asset value, end of period                              $     1.00   $     1.00   $     1.00           $     1.00
Total return(1)                                                    .33%         .84%        1.43%                0.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                             $    1,384   $    2,515   $      643           $       50(4)
Average net assets (000)                                    $    2,324   $    1,419   $       83           $       50(4)
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and service (12b-1) fees          .85%         .78%         .74%                 .70%(3)
Expenses, excluding distribution and service (12b-1) fees          .85%         .78%         .74%                 .70%(3)
Net investment income                                              .33%         .67%        1.27%                2.43%(3)


(1) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for a period of less than a full year is not annualized.

(2)  Commencement of offering of Class Z shares.
(3) Ratios presented above have been annualized from the date of the first subscription which occurred on June 7, 2001.
(4)  Figure is actual and not rounded to nearest thousand.

Notes

Notes

Notes

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

- MAIL
  Special Money Market Fund, Inc.
  P.O. Box 8098
  Philadelphia, PA 19101

- TELEPHONE
  (800) 225-1852
  (732) 482-7555 (Calling from outside the U.S.)

- WEBSITES

  www.jennisondryden.com

E-DELIVERY

  To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the CHANGE/CANCEL ENROLLMENT option at the icsdelivery website address.

- Outside Brokers should contact:
  Prudential Investment Management Services LLC
  P.O. Box 8310
  Philadelphia, PA 19101

- TELEPHONE
  (800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

- BY MAIL
  Securities and Exchange Commission
  Public Reference Section
  Washington, DC 20549-0102

- BY ELECTRONIC REQUEST
  publicinfo@sec.gov
  (The SEC charges a fee to copy documents.)

- IN PERSON
  Public Reference Room in Washington, DC
  (For hours of operation, call 1-202-942-8090)

- VIA THE INTERNET
  on the EDGAR database at http://www.sec.gov

Additional information about the Fund can be obtained without charge and can be found in the following documents:

- STATEMENT OF ADDITIONAL INFORMATION (SAI)
  (incorporated by reference into this prospectus)

- ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

- SEMIANNUAL REPORT

SPECIAL MONEY MARKET FUND, INC.

 SHARE CLASS      A           B           C            B/C          Z
 NASDAQ           --          --          --           PBSXX        --
 CUSIP            84741P102   84741P508   84741P607    84741P201    84741P300

MF141A                                   Investment Company Act File No 811-5951

                         SPECIAL MONEY MARKET FUND, INC.

                       Statement of Additional Information

                                September 1, 2004

     Special Money Market Fund, Inc. (the Fund) is an open-end diversified management investment company which is currently comprised of one series, the Money Market Series (the Series or the Fund). The investment objective of the Fund is high current income consistent with the preservation of principal and liquidity. The Fund seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments maturing in thirteen months or less. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks" below.

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102 and its telephone number is (800) 225-1852.

     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Fund's Prospectus dated September 1, 2004 (the Prospectus), a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above.

     The Fund's financial statements for the fiscal year ended June 30, 2004 are incorporated into this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-5951). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
Fund History                                                             B-2
Description of the Fund, Its Investments and Risks                       B-2
Investment Restrictions                                                  B-5
Management of the Fund                                                   B-7
Control Persons and Principal Holders of Securities                      B-12
Investment Advisory and Other Services                                   B-12
Brokerage Allocation and Other Practices                                 B-16
Capital Stock and Organization                                           B-17
Purchase, Redemption and Pricing of Fund Shares                          B-18
Net Asset Value                                                          B-20
Taxes, Dividends and Distributions                                       B-20
Calculation of Yield                                                     B-24
Financial Statements                                                     B-25
Appendix I--Description of Security Ratings                              I-1
Appendix II--Proxy Voting Policies of the Subadviser                     II-1


MF141B

                                  FUND HISTORY

     The Fund was organized as a corporation under the laws of Maryland on October 20, 1989. Effective January 26, 2001, the Fund's name was changed from Prudential Special Money Market Fund, Inc. to Special Money Market Fund, Inc.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     (a) CLASSIFICATION. The Fund is an open-end diversified management investment company.

     (b) INVESTMENT STRATEGIES AND RISKS. The Fund's investment objective is high current income consistent with the preservation of principal and liquidity. While the principal investment policies and strategies for seeking to achieve this objective are described in the Prospectus, the Fund may from time to time also utilize the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you can lose money.

OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES

     The Fund may invest in U.S. Treasury obligations including bills, notes, bonds and other debt obligations issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. The Fund will also invest in obligations which are guaranteed by federal agencies or instrumentalities and which may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Instruments in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which under certain conditions has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. The Fund's investment in mortgage-backed securities (E.G., GNMA, FNMA and FHLMC certificates) will be made only to the extent such securities are used as collateral for repurchase agreements entered into by the Fund.

FLOATING RATE AND VARIABLE RATE SECURITIES

     The Fund may purchase "floating rate" and "variable rate" securities. Investments in floating or variable rate securities normally will involve securities which provide a rate that is set as a spread to a designated base rate, such as rates on Treasury bills, and, in some cases, that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case a period of less than thirteen months) at par plus accrued interest, which amount may be more or less than the amount paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate.

DEMAND FEATURES AND GUARANTEES

     The Fund may purchase demand features and guarantees. A demand feature supporting a money market fund instrument can be relied upon in a number of respects. First, the demand feature can be relied upon to effectively SHORTEN THE MATURITY of the underlying instrument. Second, the demand feature, if unconditional, can be used to EVALUATE THE CREDIT QUALITY of the underlying security. This means that the credit quality of the underlying security can be based solely on the credit quality of the unconditional demand feature supporting that security.

     A GUARANTEE is a form of unconditional credit support that may include bond insurance, a letter of credit, and an unconditional demand feature. A money market fund holding a security subject to a guarantee may determine the credit quality of the underlying security solely on the basis of the credit quality of the supporting guarantee.

     The Fund can invest 10% of its total assets in securities directly issued by, or supported by, a demand feature provider or guarantor. Rule 2a-7 under the Investment Company Act of 1940, as amended (the 1940 Act) provides a more stringent limit on demand features and guarantees that are "second tier securities" under the Rule; that is, those securities that are rated in the second highest category by a specified number of rating organizations. Specifically, Rule 2a-7 provides that a money market fund cannot invest more than 5% of its total assets in securities directly issued or supported by second tier demand features or guarantees that are issued by the same entity.

LIQUIDITY PUTS

     The Fund may purchase money market instruments together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put," and the aggregate price which the Fund pays for instruments with a put may be higher than the price which otherwise would be paid for the instruments. Consistent with the Fund's investment objective and applicable rules issued by the Securities and Exchange Commission (Commission) and subject to the supervision of the Board of Directors, the purpose of this practice is to permit the Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

     The Fund values instruments which are subject to puts at amortized cost; no value is assigned to the put. The cost of the put, if any, is carried as an unrealized loss from the time of purchase until it is exercised or expires.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 10% of the value of its total assets, and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (which may include a secured letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest on the loaned securities, while at the same time earning interest either directly from the borrower or on the cash collateral which will be invested in short-term obligations. Any voting rights, or rights to consent, relating to the securities loaned pass to the borrower. However, if a material event affecting the securities which are the subject of the loan occurs, such loans will be called so that the securities may be voted by the Fund.

     A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

     The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES

     The Fund may not hold more than 10% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities), privately placed commercial paper and securities that are not readily marketable (either within or outside of the United States).

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement securities or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such securities.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid under procedures established by the Fund's Board of Directors. The Fund's investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to a demand right are deemed to have a maturity equal to the notice period.

SECURITIES OF OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of its total assets in securities of other money market funds. To the extent that the Fund invests in securities of other registered investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

BORROWING

     The Fund may borrow from banks (including through entering into reverse repurchase agreements) up to and including 20% of the value of its total assets taken at the lower of cost or current value for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to and including 20% of its total assets to secure such borrowings. The Fund will not purchase portfolio securities if its borrowings (other than permissible securities loans) exceed 5% of its total assets.

REPURCHASE AGREEMENTS

     The Fund may purchase securities and concurrently enter into repurchase agreements, pursuant to which the seller agrees to repurchase such securities at a specified price within a specified time (generally seven days or less). The repurchase agreements provide that the Fund will sell the underlying instruments back to the dealer or the bank at the specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the Fund, which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements will at all times be fully collateralized by U.S. Government obligations in an amount at least equal to the resale price. Such collateral will be held by State Street Bank and Trust Company (State Street), the Fund's custodian, either directly or through a sub-custodian, either physically or in a book-entry account.

     The Fund will enter into repurchase transactions only with parties which meet creditworthiness standards approved by the Fund's investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds upon sale of such collateral upon a default in the obligation to repurchase are less than the resale price, the Fund will suffer a loss if the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code because the law regarding the rights of the Fund is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund could suffer a loss.

     The Fund intends to participate in a joint repurchase account with other investment companies managed by Prudential Investments LLC (PI or the Manager) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such other investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment. In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated sub-custodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which equals or exceeds the resale price of the agreement. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization on the collateral by the Fund may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements have the characteristics of borrowing and involve the sale of securities held by the Fund with an agreement to repurchase the securities at a specified price, date and interest payment. The Fund intends only to use reverse repurchase agreements when it will be to its advantage to do so. These transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Fund may be unable to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund's portfolio. The Fund's Custodian will maintain in a segregated account cash or other liquid assets maturing not later than the expiration of the reverse repurchase agreements having a value equal to or greater than such commitments. Although the Fund can invest up to 15% of its total assets in reverse repurchase agreements, it does not intend to enter into reverse repurchase agreements during the coming year.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase securities on a "when-issued" or "delayed delivery basis". When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund will limit such purchases to those for which the date of delivery and payment falls within 90 days of the date of the commitment. The Fund will make commitments to purchase such when-issued securities only with the intention of actually acquiring the securities. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. If the Fund chooses to dispose of the when-issued security prior to its reciept of, and payment for, the security, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement.

SEGREGATED ASSETS

     The Fund segregates with its Custodian, State Street, cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include when-issued and delayed delivery securities. If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

                             INVESTMENT RESTRICTIONS

     The Fund's investment objective and the following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares. With respect to the submission of a change in fundamental policy or investment objective of the Fund, such matters shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of such matters, as provided above.

     1. The Fund may not: Issue senior securities or borrow money or pledge its assets, except as permitted by the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing, and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     2. The Fund may not: Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     3. The Fund may not: Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     4. The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective

     5. The Fund may not: Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

     6. The Fund may not: Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by the 1940 Act Laws, Interpretations and Exemptions.

     7. The Fund may not: Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take action within three days to reduce its borrowing, as required by applicable law.

     In addition to the fundamental policies listed above, the Fund's Board of Directors has approved the following non-fundamental policies. Non-fundamental policies may be changed with the approval of the Board of the Directors.

     1. The Fund may not: Make investments for the purpose of exercising control or management.

     2. The Fund may not: Purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as may be permitted by the Fund by restriction number 3 below.

     3. The Fund may not: Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

                             MANAGEMENT OF THE FUND

     Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex"+ consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

                              INDEPENDENT DIRECTORS


                                                TERM OF                                       NUMBER OF
                                             OFFICE*** AND                                  PORTFOLIOS IN
                                 POSITION      LENGTH OF                                    FUND COMPLEX      OTHER DIRECTORSHIPS
                                   WITH          TIME            PRINCIPAL OCCUPATIONS       OVERSEEN BY          HELD BY THE
NAME, ADDRESS** AND AGE            FUND         SERVED          DURING PAST FIVE YEARS         DIRECTOR             DIRECTOR****
-----------------------------  ------------  -------------  ------------------------------  -------------  -------------------------
David E. A. Carson (69)        Director      Since 2003     Director (January 2000-May            90       Director of United
                                                            2000), Chairman (January                       Illuminating and UIL
                                                            1999-December 1999), Chairman                  Holdings, (utility
                                                            and Chief Executive Officer                    company), since 1993.
                                                            (January 1998-December 1998)
                                                            and President, Chairman and
                                                            Chief Executive Officer of
                                                            People's Bank (1983-1997).

Robert E. La Blanc (70)        Director      Since 1996     President (since 1981) of             98       Director of Chartered
                                                            Robert E. La Blanc                             Semiconductor
                                                            Associates, Inc.                               Manufacturing, Ltd.
                                                            (telecommunications);                          (since 1998); Titan
                                                            formerly General Partner at                    Corporation
                                                            Salomon Brothers and                           (electronics) (since
                                                            Vice-Chairman of Continental                   1995); Computer
                                                            Telecom; Trustee of Manhattan                  Associates
                                                            College.                                       International, Inc.
                                                                                                           (since 2002) (software
                                                                                                           company); FiberNet
                                                                                                           Telecom Group, Inc.
                                                                                                           (since 2003) (telecom
                                                                                                           company); Director
                                                                                                           (since April 1999) of
                                                                                                           the High Yield Plus
                                                                                                           Fund, Inc.

Douglas H. McCorkindale (65)   Director      Since 2003     Chairman (since February              91       Director of Gannett Co.,
                                                            2001), Chief Executive                         Inc.; Director of
                                                            Officer (since June 2000) and                  Continental Airlines,
                                                            President (since September                     Inc. (since May 1993);
                                                            1997) of Gannett Co. Inc.                      Director of Lockheed
                                                            (publishing and media);                        Martin Corp. (since May
                                                            formerly Vice Chairman (March                  2001) (aerospace and
                                                            1984-May 2000) of Gannett Co.                  defense); Director of
                                                            Inc.                                           the High Yield Plus
                                                                                                           Fund, Inc. (since 1996).

Richard A. Redeker (60)        Director      Since 2003     Management Consultant;                92                   --
                                                            Director of Invesmart, Inc.
                                                            (since 2001) and Director of
                                                            Penn Tank Lines, Inc. (since
                                                            1999).

Robin B. Smith (64)            Director      Since 1996     Chairman of the Board (since          97       Director of BellSouth
                                                            January 2003) of Publishers                    Corporation (since 1992).
                                                            Clearing House (direct
                                                            marketing); formerly Chairman
                                                            and Chief Executive Officer
                                                            (August 1996-January 2003) of
                                                            Publishers Clearing House.

Stephen D. Stoneburn (60)      Director      Since 1989     President and Chief Executive         95                   --
                                                            Officer (since June 1996) of
                                                            Quadrant Media Corp. (a
                                                            publishing company); formerly
                                                            President (June 1995-June
                                                            1996) of Argus Integrated
                                                            Media, Inc.; Senior Vice
                                                            President and Managing
                                                            Director (January 1993-1995)
                                                            of Cowles Business Media and
                                                            Senior Vice President of
                                                            Fairchild Publications, Inc.
                                                            (1975-1989).

                                                TERM OF                                       NUMBER OF
                                             OFFICE*** AND                                  PORTFOLIOS IN
                                 POSITION      LENGTH OF                                    FUND COMPLEX      OTHER DIRECTORSHIPS
                                   WITH          TIME            PRINCIPAL OCCUPATIONS       OVERSEEN BY          HELD BY THE
NAME, ADDRESS** AND AGE            FUND         SERVED          DURING PAST FIVE YEARS         DIRECTOR             DIRECTOR****
-----------------------------  ------------  -------------  ------------------------------  -------------  -------------------------

Clay T. Whitehead (65)         Director      Since 1999     President (since 1983) of             96       Director (since 2000) of
                                                            National Exchange Inc. (new                    the High Yield Plus
                                                            business development firm).                    Fund, Inc.


                              INTERESTED DIRECTORS


                                                TERM OF                                       NUMBER OF
                                             OFFICE*** AND                                  PORTFOLIOS IN
                                 POSITION      LENGTH OF                                    FUND COMPLEX      OTHER DIRECTORSHIPS
                                   WITH          TIME            PRINCIPAL OCCUPATIONS       OVERSEEN BY          HELD BY THE
NAME, ADDRESS** AND AGE            FUND         SERVED          DURING PAST FIVE YEARS         DIRECTOR             DIRECTOR****
-----------------------------  ------------  -------------  ------------------------------  -------------  -------------------------
Judy A. Rice (56)*             Director      Since 2000     President, Chief Executive            95                   --
                               and                          Officer, Chief Operating
                               President     Since 2003     Officer and Officer-in-Charge
                                                            (since 2003) of PI; Director,
                                                            Officer-in-Charge, President,
                                                            Chief Executive Officer and
                                                            Chief Operating Officer (since
                                                            May 2003) of American Skandia
                                                            Advisory Services, Inc. and
                                                            American Skandia Investment
                                                            Services, Inc.; Director,
                                                            Officer-in-Charge, President,
                                                            Chief Executive Officer (since
                                                            May 2003) of American Skandia
                                                            Fund Services, Inc.; Vice
                                                            President (since February
                                                            1999) of Prudential Investment
                                                            Management Services LLC
                                                            (PIMS); President, Chief
                                                            Executive Officer and
                                                            Officer-In-Charge (since April
                                                            2003) of Prudential Mutual
                                                            Fund Services LLC (PMFS);
                                                            formerly various positions to
                                                            Senior Vice President
                                                            (1992-1999) of Prudential
                                                            Securities; and various
                                                            positions to Managing Director
                                                            (1975-1992) of Salomon Smith
                                                            Barney; Member of Board of
                                                            Governors of the Money
                                                            Management Institute.

Robert F. Gunia (57)*          Director      Since 1996     Chief Administrative Officer         175       Vice President and
                               and                          (since June 1999) of PI;                       Director (since May 1989)
                               Vice                         Executive Vice President and                   and Treasurer (since
                               President                    Treasurer (since January 1996)                 1999) of The Asia Pacific
                                                            of PI; President (since April                  Fund, Inc.
                                                            1999) of PIMS; Corporate Vice
                                                            President (since September
                                                            1997) of The Prudential
                                                            Insurance Company of America;
                                                            Director, Executive Vice
                                                            President and Chief
                                                            Administrative Officer (since
                                                            May 2003) of American Skandia
                                                            Investment Services, Inc.;
                                                            American Skandia Advisory
                                                            Services, Inc.; and American
                                                            Skandia Fund Services, Inc.;
                                                            Executive Vice President
                                                            (since March 1999) and
                                                            Treasurer (since May 2000) of
                                                            PMFS; formerly Senior Vice
                                                            President (March 1987-May
                                                            1999) of Prudential
                                                            Securities.

     Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

                                    OFFICERS


                                                TERM OF
                                              OFFICE AND
                                               LENGTH OF
                                 POSITION        TIME                               PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE          WITH FUND     SERVED***                            DURING PAST FIVE YEARS
-----------------------------  ------------  -------------  ----------------------------------------------------------------------
Grace C. Torres (45)           Treasurer     Since 1997     Senior Vice President (since January 2000) of PI; Senior Vice
                               and                          President and Assistant Treasurer (since May 2003) of American Skandia
                               Principal                    Investment Services, Inc. and American Skandia Advisory Services,
                               Financial                    Inc.; formerly First Vice President (December 1996-January 2000) of PI
                               and                          and First Vice President (March 1993-May 1999) of Prudential
                               Accounting                   Securities.
                               Officer

Jonathan D. Shain (45)         Secretary     Since 2001     Vice President and Corporate Counsel (since August 1998) of
                                                            Prudential; Vice President and Assistant Secretary (since May 2003) of
                                                            American Skandia Investment Services, Inc. and American Skandia Fund
                                                            Services, Inc.

Maryanne Ryan (39)             Anti-Money    Since 2002     Vice President, Prudential (since November 1998); First Vice
                               Laundering                   President, Prudential Securities (March 1997-May 1998); Anti-Money
                               Compliance                   Laundering Officer of American Skandia Investment Services, Inc.,
                               Officer                      American Skandia Advisory Services, Inc. and American Skandia
                                                            Marketing, Inc.

Lee D. Augsburger (44)         Chief         Since 2004     Vice President and Chief Compliance Office (since May 2003) of Pl;
                               Compliance                   Vice President and Chief Compliance Officer (since October 2000) of
                               Officer                      Prudential Investment Management, Inc.; formerly Vice President and
                                                            Chief Legal Officer-Annuities (August 1999-October 2000) of
                                                            Prudential Insurance Company of America; Vice President and Corporate
                                                            Counsel (November 1997-August 1999) of Prudential Insurance Company of
                                                            America

William V. Healey (50)         Chief Legal   Since 2004     Vice President and Associate General Counsel (since 1998) of
                               Officer                      Prudential; Executive Vice President and Chief Legal Officer (since
                                                            February 1999) of Prudential Investments LLC; Senior Vice President,
                                                            Chief Legal Officer and Secretary (since December 1998) of Prudential
                                                            Investment Management Services LLC; Executive Vice President and Chief
                                                            Legal Officer (since February 1999) of Prudential Mutual Fund Services
                                                            LLC; Vice President and Secretary (since October 1998) of Prudential
                                                            Investment Management, Inc.; Executive Vice President and Chief Legal
                                                            Officer (since May 2003) of American Skandia Investment Services,
                                                            Inc., American Skandia Fund Services, Inc. and American Skandia
                                                            Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-
                                                            present) of ICI Mutual Insurance Company; prior to August 1998,
                                                            Associate General Counsel of the Dreyfus Corporation (Dreyfus), a
                                                            subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

----------

+ The Fund Complex consists of all investment companies managed by PI. The funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.
* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).
** Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.
*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals' length of service as Director and/or Officer.
**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

     The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy in accordance with the laws of the state of Maryland and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "--Principal Underwriter, Distributor and Rule 12b-1 Plan", the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Fund's Articles of Amendment and Restatement, the Board of Directors may contract for advisory and management services for the Fund or for any of its series (or class thereof). Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investement advisers and administrators.

     Directors and Officers of the Fund are also directors, trustees and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

                            STANDING BOARD COMMITTEES

     The Fund's Board of Directors has established three standing committees in connection with the governance of the Fund--Audit, Nominating and Governance and Valuation.

     The Audit Committee consists of Messrs. Carson (Chair), Stoneburn and Whitehead and Ms. Smith (ex-officio). The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent auditors, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent auditors directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent auditors relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors' responsibility to plan and carry out an audit in accordance with generally accepted auditing standards. The Audit Committee met seven times during the fiscal year ended June 30, 2004.

     The Nominating and Governance Committee consists of Messrs. Redeker (Chair), McCorkindale and La Blanc and Ms. Smith (ex-officio). This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and recommends to the Board independent directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Directors compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee met two times during the fiscal year ended June 30, 2004.

     The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portfolio securities and other assets and meets on an as needed basis. The Valuation Committee met one time during the fiscal year ended June 30, 2004. For more information about the Valuation Committee, see "Net Asset Value" below.

                                  COMPENSATION

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

     The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as a result of the introduction of additional funds upon whose boards the Directors may be asked to serve.

     Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The Fund has no retirement or pension plan for its Directors.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended June 30, 2004 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2003.

                               COMPENSATION TABLE(1)


                                                                                         TOTAL 2003
                                                    PENSION OR         ESTIMATED      COMPENSATION FROM
                                    AGGREGATE   RETIREMENT BENEFITS     ANNUAL         FUND AND FUND
                                  COMPENSATION  ACCRUED AS PART OF   BENEFITS UPON    COMPLEX PAID TO
NAME AND POSITION                   FROM FUND      FUND EXPENSES      RETIREMENT    INDEPENDENT DIRECTORS
-----------------                 ------------  -------------------  -------------  ---------------------
David E.A. Carson                     1,545            None              None       $    89,500(37/90)(3)
Delayne Dedrick Gold(4)                None            None              None           216,300(8/85)(3)
Robert E. La Blanc                    1,446            None              None           195,800(42/98)(3)
Thomas T. Mooney(2),(4)                None            None              None           224,300(6/81)(3)
Douglas H. McCorkindale(2)            1,422            None              None           159,800(38/91)(3)
Stephen P. Munn(6)                      627            None              None           166,300(42/98)(3)
Richard A. Redeker                    1,474            None              None           169,800(38/92)(3)
Robin B. Smith(2)                     1,446            None              None           173,500(41/97)(3)
Stephen D. Stoneburn                    736            None              None           181,300(40/95)(3)
Nancy H. Teeters(5)                   1,750            None              None           140,000(37/90)(3)
Louis A. Weil, III(4)                  None            None              None           158,800(5/80)(3)
Clay T. Whitehead                     1,492            None              None           223,300(41/96)(3)

----------

(1) Interested Directors and officers do not receive any compensation from the Fund or the Fund Complex and therefore are not shown in the Compensation Table.
(2) Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2003, such compensation was deferred at the election of Messrs. McCorkindale and Mooney and Ms. Smith, in total or in part, under the Fund's deferred fee agreements. Including accrued interest and the selected Prudential Fund's rate of return on amounts deferred through December 31, 2003, the total amount of compensation for the year amounted to $274,573 and $291,363 for Messrs. McCorkindale and Mooney, respectively, and $388,622 for Ms. Smith.
(3) Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates. At December 31, 2003, the Fund Complex consisted of 48 funds and 179 portfolios.
(4) Effective July 1, 2003, Ms. Gold and Messrs. Mooney and Weil ceased being Directors for the Fund, respectively.
(5)  Effective April 23, 2003, Nancy H. Teeters became a Director Emeritus.
(6)  Effective November 30, 2003, Mr. Munn ceased to be a Director of the Fund.

     The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2003.

                         DIRECTOR SHARE OWNERSHIP TABLE

                              INDEPENDENT DIRECTORS

                                                                                    AGGREGATE DOLLAR RANGE
                                                                                   OF EQUITY SECURITIES IN
                                                                                        ALL REGISTERED
                                                                                     INVESTMENT COMPANIES
                                                           DOLLAR RANGE OF EQUITY   OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                                           SECURITIES IN THE FUND      FUND COMPLEX
----------------                                           ----------------------  ------------------------
David E. A. Carson                                                   --               $10,001 - $50,000
Robert E. La Blanc                                                   --                Over $100,000
Douglas H. McCorkindale                                              --                Over $100,000
Richard A. Redeker                                                   --                Over $100,000
Robin B. Smith                                                       --                Over $100,000
Stephen Stoneburn                                                    --                Over $100,000
Clay T. Whitehead                                                    --                Over $100,000

                              INTERESTED DIRECTORS

                                                                                    AGGREGATE DOLLAR RANGE
                                                                                   OF EQUITY SECURITIES IN
                                                                                        ALL REGISTERED
                                                                                     INVESTMENT COMPANIES
                                                           DOLLAR RANGE OF EQUITY   OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                                           SECURITIES IN THE FUND        FUND COMPLEX
----------------                                           ----------------------  ------------------------
Robert F. Gunia                                                      --                 Over $100,000
Judy A. Rice                                                         --                 Over $100,000

     The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2003.


                                             NAME OF
                                           OWNERS AND
                                          RELATIONSHIPS           TITLE OF   VALUE OF   PERCENT OF
NAME OF DIRECTOR                           TO DIRECTOR   COMPANY    CLASS   SECURITIES    CLASS
----------------                          -------------  -------  --------  ----------  ----------
David E.A. Carson                              --          --        --        --          --
Robert E. La Blanc                             --          --        --        --          --
Douglas H. McCorkindale                        --          --        --        --          --
Richard A. Redeker                             --          --        --        --          --
Robin B. Smith                                 --          --        --        --          --
Stephen Stoneburn                              --          --        --        --          --
Clay T. Whitehead                              --          --        --        --          --

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of August 13, 2004, the Directors and Officers of the Fund, as a group, beneficially owned less than 1% of any class of the outstanding shares of common stock of the Fund.

     As of August 13, 2004, Wachovia Securities LLC (Wachovia Securities) was recorder holder for other beneficial owners of 4,406,088 Class A shares (or 79.1% of the outstanding Class A shares), 2,740,806 of Class B shares (or 49.4% of the outstanding Class B shares), 1,072,161 Class C shares (or 12.6% of the outstanding Class C shares), 2,866,564 Class B/C shares (or 70% of the outstanding Class B/C shares (Cusip 86276R9T5)), and 606,824 Class B/C shares (or 93.3% of the outstanding Class B/C shares (Cusip 86276R999)).

     As of August 13, 2004, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of the Fund were: Robert and Bonnie Johnson Co TTEES, Johnson Family Trust, UA DTD 12/29/92, 98 Glenwood Drive, Greenwich, CT 06830 who held 1,284,110 Class A shares (or 23% of the outstanding Class A shares); James E and Amy L Marsh JT Ten, 842 Bradford Avenue, Westfield, NJ 07090 who held 2,080,196 Class A shares (or 37.3% of the outstanding Class A shares); Bear, Stearns Securities Corp. FBO 853-98106-17, 1 Metrotech Center North, Brooklyn, NY 11201 who held 280,227 Class B shares (or 5% of the outstanding Class B shares); NFSC FEBO #EBC-063355 NFS/EMTC Ira FBO John T Eads, 11076 Pansing Road, Brookville, OH 45309 who held 443,202 Class C shares (or 5.2% of the outstanding Class C shares); Prudential Trust Company CF The Rollover IRA of Carole L Rice, 2605 NW 31st Terrace, New Castle, OK 73065 who held 520,006 Class C shares (or 6.1% of the outstanding Class C shares) and Summership & Co C/F Conservative W14E Attn: Hector Camacho, 100 Franklin Street, Floor 9, Boston, MA 02110 who held 551,668 Class Z shares (or 39.8% of the outstanding Class Z shares).

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGER AND INVESTMENT ADVISER

     The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of June 30, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $107.4 billion.

     PI is a wholly owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (the Transfer Agent or PMFS), an affiliate of the Manager, serves as the transfer agent and dividend-disbursing agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

     PI will review the performance of any subadvisers and make recommendations to the Board of Directors with respect to the retention of the subadvisers, and the renewal of any subadvisory agreements. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street, the Fund's custodian (the Custodian), and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

     For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly.

     In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

     (1) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Independent Directors;

     (2) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

     (3) the costs and expenses payable to any subadviser pursuant to any subadvisory agreement between the Manager and a subadviser.

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses; (1) the fee payable to the Manager, (2) the fees and expenses of Independent Directors, (3) the fees and certain expenses of the Fund's Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (4) the charges and expenses of the Fund's legal counsel and independent accountants, (5) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (6) all taxes and corporate fees payable by the Fund to governmental agencies, (7) the fees of any trade association of which the Fund is a member, (8) the cost of stock certificates representing shares of the Fund, (9) the cost of fidelity and liability insurance, (10) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and the fees and expenses of registration and notice filings made in accordance with state securities laws, (11) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing report, proxy statements and prospectuses to shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (13) distribution and service fees.

     The Management Agreement also provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' or less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

     For the fiscal years ended June 30, 2004, 2003 and 2002, PI received management fees of $850,072, $1,230,590 and $1,245,818, respectively.

     PI has entered into a Subadvisory Agreement with Prudential Investment Management, Inc. (PIM or the Subadviser), a wholly owned subsidiary of Prudential. The Subadvisory Agreement provides that PIM furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIM's performance of such services. PIM is paid by PI at an annual rate of .250 of 1% of the Fund's average daily net assets.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or PIM upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Directors at least annually in accordance with the requirements of the 1940 Act.

MATTERS CONSIDERED BY THE BOARD

     The Management and Subadvisory Agreements were last approved by the Board of Directors, including all of the Independent Directors, on May 26, 2004 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and the Subadviser that addressed specific factors designed to inform the Board's consideration of these and other issues. In considering the Management and Subadvisory Agreements, the Board did not identify any single factor as all-important or controlling. Instead the Board took all factors into consideration.

     With respect to the nature and quality of the services provided by the Manager and the Subadviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance, over the past one, five and ten years compared to such indices and peer groups of funds. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Subadviser noting in part, the level of commission rates. The Board reviewed the Manager's and the Subadviser's use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by the Fund from such services. The Board also considered the Manager's and Subadviser's reputation and their stated intentions with respect to their respective investment management capabilities in the management of the Fund. The Board considered each of the Manager's and Subadviser's stated commitment to the maintenance of effective compliance programs for the Fund and their positive compliance history, as neither the Manager or Subadviser has been subject to any significant compliance problems.

     With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates, by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the Subadviser's profit or loss on the Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management or advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Directors.

PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLAN

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, acts as the distributor of the shares of the Fund. See "How the Fund is Managed--Distributor" in the Prospectus. PIMS is a subsidiary of Prudential.

     The Fund's Distribution Agreement with PIMS provides that it will terminate automatically if assigned and that it may be terminated, without payment of any penalty, by a majority of the Directors who are not parties to the Distribution Agreement or interested persons of any such parties and who have no direct or indirect financial interest in the Distribution Agreement or in any agreement related thereto or by vote of a majority of the outstanding voting securities of the Fund or by the Distributor, on 60 days' written notice to the other party.
The Distribution Agreement was last approved by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, on May 26, 2004.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

DISTRIBUTION AND SERVICE PLAN

     Under the Fund's Distribution and Service Plan for the Class A shares (the
Plan) and the Distribution Agreement, the Fund pays the Distributor a distribution and service fee of up to 0.125% of the average daily net assets of the Class A shares of the Fund, computed daily and payable monthly. Under the Plan, the Fund is required to pay the distribution and service fee regardless of the expenses incurred by the Distributor.

     For the fiscal year ended June 30, 2004, the Distributor incurred expenses of $4,669, all of which was recovered through the distribution fees paid by the Fund. It is estimated that of the distribution fees received by the Distributor from the Fund for the fiscal year ended June 30, 2004, commission credits to Prudential Securities branch offices for payments of commissions to account executives amount to approximately 0% ($0); and overhead and other branch office distribution-related expenses amount to approximately 100% ($4,669).

     The Plan continues in effect from year to year, provided that each continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or in any agreement relating to the Plan (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding Class A voting securities of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without shareholder approval, and all material amendments must also be approved by the Board of Directors in the manner described above. The Plan will automatically terminate in the event of its assignment.

     Pursuant to the Plan, the Directors will be provided with, and will review at least quarterly, a written report of the distribution expenses incurred on behalf of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purpose of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Directors shall be committed to the Rule 12b-1 Directors.

     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of the Fund's Class A shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class A shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to Class A shares rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of the total gross sales of Class A shares, all sales charges on Class A shares would be suspended.

OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company (State Street), One Heritage Drive, North Quincy, MA 02171, serves as custodian for the Fund's portfolio securities, and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund.

     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, NJ 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. In connection with services rendered to the Fund, PMFS receives an annual fee per shareholder account, a new account set up fee for each manually-established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs. For the fiscal year ended June 30, 2004, fees of approximately $205,700 were incurred by the Fund for such services.

     KPMG LLP, 757 Third Avenue, New York, NY 10017, serves as the Fund's independent registered public accounting firm and in that capacity audits the Fund's annual financial statements. Other accountants previously served as the independent registered public accounting firm for the Fund. The decision to change the independent registered public accounting firm was approved by the Audit Committee of the Board and the full Board at meetings held on February 24, 2004.

CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (collectively, the Codes). The Codes apply to access persons (generally persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

DESCRIPTION OF PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

     The Board of Directors of the Fund has delegated to the Fund's investment manager, Prudential Investments LLC ("PI" or the "Manager") the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board of the Fund, including any Committee thereof established for that purpose.

     The Manager and the Board of Directors of the Fund view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board of Directors of the Fund views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board of Directors of the Fund maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

     The Manager delegates to the Fund's Subadviser the responsibility for voting the Fund's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager expects that the Subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission.

     A copy of the proxy voting policies of the Fund's Subadviser is set forth in Appendix II of this SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. (For purposes of this section, the term "Manager" includes the Subadviser.) The Fund does not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Portfolio securities may not be purchased from any underwriting or selling syndicate of which the Distributor, or an affiliate (including Wachovia Securities), during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. The Fund will not deal with the Distributor or its affiliates on a principal basis.

     In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the advisory fee it pays to the Manager by any amount that may be attributed to the value of such services.

     Subject to the above considerations, Wachovia Securities, as an affiliate of the Fund, may act as a securities broker (or futures commission merchant) for the Fund. In order for Wachovia Securities to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Wachovia Securities must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow Wachovia Securities to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" persons (as defined in the 1940 Act), has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities are consistent with the foregoing standard. Brokerage transactions with Wachovia Securities are also subject to such fiduciary standards as may be imposed by applicable law.

     During the fiscal years ended June 30, 2004, 2003 and 2002, the Fund paid no brokerage commissions.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents during its most recent fiscal year. As of June 30, 2004, the Fund held securities of the following brokers and dealers or their parents with an aggregate value indicated below:


                                                                                    AGGREGATE
                            BROKER-DEALER                   SECURITIES                VALUE
                     -----------------------------          ----------             -----------
                     The Goldman Sachs Group, Inc.             Debt                $ 7,000,000
                     Merrill Lynch & Co., Inc.                 Debt                  5,000,000
                     Morgan Stanley                            Debt                  5,000,000

                         CAPITAL STOCK AND ORGANIZATION

     The Fund was incorporated in Maryland on October 20, 1989. The Fund is authorized to issue 3 billion shares of common stock of $.001 par value, for the Money Market Series, which is divided into five classes, designated as Class A, Class B, Class C, Class B/C and Class Z common stock. The Board of Directors may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Purchase and Redemption of Fund Shares--Sale of Shares--Involuntary Redemption." All shares of the Fund are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Directors. Pursuant to the Fund's Articles of Amendment and Restatement, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

PURCHASE OF SHARES

     The Fund reserves the right to reject any initial or subsequent purchase order (including an exchange) and the right to limit investments in the Fund solely to existing or past shareholders of the Fund.

     Shares of the Fund may be purchased by investors through the Distributor, by brokers that have entered into agreements to sell Fund shares, or directly through PMFS.

     The Fund offers Class A, Class B, Class C, Class B/C and Class Z shares. For more information on choosing a share class, please see "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Choose a Share Class" in the Prospectus. Class B, Class C and Class B/C shares of the Fund are offered to holders of Class B and Class C shares of mutual funds distributed by PIMS as part of their exchange privilege with a minimum initial investment of $1,000 and a minimum subsequent investment of $100. As part of their exchange privilege, Class B, Class C and Class B/C shares of the Fund are also offered to shareholders of certain money market funds distributed by PIMS who acquired their money market fund shares prior to January 22, 1990 from a mutual fund subject to a contingent deferred sales charge (CDSC), provided that a minimum initial investment of $1,000 is satisfied. Class B, Class C, and Class B/C shares of the Fund may also be purchased directly by investors for cash with a minimum initial investment of $1,000,000 and no minimum on subsequent investments. Class B, Class C, and Class B/C shares of the Fund may also be purchased by Individual Retirement Accounts, retirement plans for self-employed individuals and employee benefit plans (collectively, Plans) with the proceeds from any redemption of shares by such Plans from The Target Portfolio Trust. There is no minimum investment requirement for the purchase of Class B, Class C and Class B-/C shares of the Fund by Plans.

     Application forms can be obtained from PMFS or the Distributor. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through a dealer will not receive stock certificates.

     The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares.

SALE OF SHARES

     You can redeem your shares at any time for cash at the net asset value
(NAV) next determined after the redemption request is received in proper form (in accordance with procedures established by PMFS in connection with investors' accounts) by PMFS, the Distributor or your broker. In certain cases, however, redemption proceeds from the sale of Class A (in some cases), Class B, Class C, and Class B/C shares of the Fund acquired as part of an exchange privilege will be reduced by the amount of any applicable CDSC imposed by the original fund. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the New York Stock Exchange (NYSE) closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by PMFS, the Distributor, or your dealer in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to PMFS must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor or to your dealer.

     Payment for shares presented for redemption will be made by check within seven days after receipt of the certificate and/or written request by PMFS, the Distributor or your broker, except as indicated below. If you hold shares through a dealer, payment for shares presented for redemption will be credited to your account, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on such exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (2), (3) or (4) exist.

     Payment of redemption proceeds of recently purchased shares will be delayed until the Fund or PMFS has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by PMFS. Such delay may be avoided if shares are purchased by wire or by certified or cashier's check.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the shareholder, (3) are to be sent to an address other than the address on PMFS' records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with PMFS, the signature(s) on the redemption request or stock power must be signature guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker-dealer, savings institution or credit union. PMFS reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

     CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Certain restrictions apply. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Fund in your account to cover the amount of the check plus any applicable contingent deferred sales charges. If insufficient shares are in the account or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check.

     EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has an account value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

     REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Sale of Shares" above. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other qualified or tax-deferred retirement plan or account, whose account has an account value of less than $500 due to a redemption. The Fund will give any such shareholder 60 days' prior written notice in which to purchase or acquire sufficient additional shares to avoid such redemption. No CDSC will be imposed on any involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the net asset value next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with the redemption of Class B, Class C, or Class B/C shares will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify PMFS, either directly or through the Distributor or your dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

     CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund are sold without any sales charge. Shareholders who exchange from Class A (in some cases), Class B or Class C shares of a mutual fund into Class A, Class B, Class C or Class B/C shares of the Fund, however, are generally subject to a CDSC imposed by the original fund upon their redemption of Class A, Class B, Class C, or Class B/C shares of the Fund depending on the date of purchase of shares of the original fund and the class of shares purchased, without regard to the time their shares were held in the Fund. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

     The following example is provided to assist an investor in understanding how a CDSC is applied upon the redemption of Class A (in some cases), Class B, Class C, or Class B/C shares. Shareholders are advised to read the prospectus of the original fund for a description of the applicable CDSC.

     For example, assume an investor purchased 100 Class B shares of a fund (the original fund) (subject to a contingent deferred sales charge declining from 5% to 1% over a period of six years) at $10 per share for a total cost of $1,000. Subsequently, the shareholder acquired 5 additional shares of the original fund through dividend reinvestment. During the second year after the original purchase, the investor exchanged into Class B/C shares of the Fund. Assuming at the time of the exchange, the net asset value of the original fund had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). Subsequently, the shareholder acquired 1 additional Class B/C share of the Fund through dividend reinvestment (1 share at $1.00 per share). In year three, the investor decided to redeem $500 of his or her investment. A CDSC would not be applied to the amount which represents appreciation and the value of the reinvested dividend shares ($261). Therefore, $239 of the redemption proceeds ($500 minus $261) would be charged at a rate of 4% (the applicable CDSC in the second year after purchase of the original fund, I.E., without regard to the time shares were held in the Fund) for a total contingent deferred sales charge of $9.56.

                                 NET ASSET VALUE

     The Fund's NAV per share is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is computed at 4:00 p.m. New York time, on days that the NYSE is open for trading. The NYSE is closed on most national holidays and on Good Friday.

     The Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Fund's Board of Directors has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the Investment Adviser under the supervision of the Board of Directors to be of minimal credit risk and to be of "eligible quality" in accordance with regulations of the Commission. The remaining maturity of an instrument held by the Fund that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of net asset value per share by using available market quotations.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The following is a summary of certain tax considerations generally affecting the Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If for any year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if the Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     The Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND INVESTMENTS

     The Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. The Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

FUND DISTRIBUTIONS

     The Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. The Fund does not anticipate paying any dividends of qualified dividend income. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Because none of the Fund's net income is expected to arise from dividends on common or preferred stock, none of its distributions to corporate shareholders will be eligible for the dividends received deduction generally allowed to U.S. corporations with respect to dividends from U.S. corporations under the Internal Revenue Code. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by the Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in the Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

SALE OR REDEMPTION OF SHARES

     It is anticipated that the net asset value per share of the Fund will remain constant. However, if the net asset value per share fluctuates, then a shareholder will recognize gain or loss on the sale or redemption of shares in the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of the Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

BACKUP WITHHOLDING

     The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

STATE AND LOCAL TAX MATTERS

     Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

     Shareholders are advised to consult their tax advisers with respect to the federal, state and local tax consequences resulting from their investment in the Fund.

                              CALCULATION OF YIELD

     The Fund will prepare a current quotation of yield daily. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Fund's portfolio, and its operating expenses. The Fund also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Effective yield = [(base period return + 1)(TO THE POWER OF 365/7)] - 1

     The yield and effective yield for Class A shares of the Fund based on the 7 days ended June 30, 2004 were 0.38% and 0.38%, respectively.

     The yield and effective yield for Class B shares of the Fund based on the 7 days ended June 30, 2004 were 0.51% and 0.51%, respectively.

     The yield and effective yield for Class C shares of the Fund based on the 7 days ended June 30, 2004 were 0.51% and 0.51%, respectively.

     The yield and effective yield for Class B/C shares of the Fund based on the 7 days ended June 30, 2004 were 0.51% and 0.51%, respectively.

     The yield and effective yield for Class Z shares of the Fund based on the 7 days ended June 30, 2004 were 0.51% and 0.51%, respectively.

     Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Inc., Morningstar Publications, Inc., iMoneyNet, Inc., The Bank Rate Monitor, other industry publications, business periodicals and market indices.

     The Fund's yield fluctuates, and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the Fund is held, but also on changes in the Fund's expenses. Yield does not take into account any federal or state income taxes.

     ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

     From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indices. In addition, advertising materials may reference studies or analyses performed by the manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

                              FINANCIAL STATEMENTS

     The Fund's financial statements for the fiscal year ended June 30, 2004, incorporated into this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-05951), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

                       APPENDIX I--DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE, INC.

DEBT RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than that of Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     - Leading market positions in well-established industries.

     - High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternative liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liability is maintained.

     MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

STANDARD & POOR'S RATINGS SERVICES

LONG-TERM ISSUE CREDIT RATINGS

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest-rated obligations only in small degrees. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligator's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

     PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

     A-1: The designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

NOTES RATINGS

     An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     - Amortization schedule--the longer the final maturity relative to other maturities the more likely it will be treated as a note.

     - Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

     SP-1: Strong capacity to pay principal and interest. An issue determined to posses a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

     AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SHORT-TERM DEBT RATINGS

     F1: Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     PLUS (+) OR MINUS (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F-1.

              APPENDIX II--PROXY VOTING POLICIES OF THE SUBADVISER

      A copy of the proxy voting policies of the Fund's Subadviser follows:

                             PIM PROXY VOTING POLICY

     The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Material conflicts of interests arising from other firm relationships WILL NOT influence voting.

     Because the various asset management units within PIM operate differently, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

     A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assess the policy's effectiveness. In addition, should the need arise, the committee is authorized to handle any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

     In all cases, specific voting information is available to each client with respect to the voting of proxies relating to securities held by the client. Moreover, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

                  VOTING APPROACH OF PIM ASSET MANAGEMENT UNITS

PRUDENTIAL PUBLIC FIXED INCOME

     As this asset management unit invests almost exclusively in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

     - a proposal regarding a merger, acquisition or reorganization,

     - a proposal that is not addressed in the unit's detailed policy statement, or

     - circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

PRUDENTIAL QUANTITATIVE MANAGEMENT

     This asset management unit invests with the expectation of replicating the performance of broad based equity indexes. As a result, there is little direct consideration of individual proxies. Generally, when a proxy is received, this unit will vote in accordance with a pre-determined set of votes, in most cases based on the recommendations of a proxy voting service such as IRRC. On the rare occasion that a proxy proposal falls outside the pre-determined voting policy, the financial impact of the proposal will be evaluated on a case-by-case basis.

PRUDENTIAL REAL ESTATE INVESTORS

     As this asset management unit invests primarily in real estate and real estate related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such

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as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

     - a proposal regarding a merger, acquisition or reorganization,

     - a proposal that is not addressed in the unit's detailed policy statement, or

     - circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio for individual consideration.

PRUDENTIAL CAPITAL GROUP

     As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include the detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities.

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